UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2004

                                 SRS LABS, INC.
             (Exact Name of registrant as specified in its charter)

           Delaware                       0-21123                33-0714264
-------------------------------   ------------------------     -------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

        2909 Daimler Street
       Santa Ana, California                                       92705
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (949) 442-1070

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------
99                Press Release dated as of August 10, 2004.

Item 12.  Results of Operations and Financial Condition.

      On August 10, 2004, SRS Labs, Inc. (the "Company") issued a press release announcing its operating results for the second quarter and six months ended June 30, 2004. Attached as Exhibit 99 to this report is a copy of the Company's press release, which is incorporated herein by reference.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SRS LABS, INC,
                                                a Delaware corporation

Date: August 10, 2004                           By: /s/ THOMAS C. K. YUEN
                                                    --=-------------------------
                                                    Thomas C. K. Yuen
                                                    Chairman of the Board and
                                                    Chief Executive Officer